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Annual Report

January 31, 2002

MuniEnhanced
Fund, Inc.

www.mlim.ml.com

MuniEnhanced Fund, Inc.

The Benefits and Risks of Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                                       MuniEnhanced Fund, Inc., January 31, 2002

TO OUR SHAREHOLDERS

For the year ended January 31, 2002, the Common Stock of MuniEnhanced Fund, Inc. earned $0.642 per share income dividends, which included earned and unpaid dividends of $0.058. This represents a net annualized yield of 5.62%, based on a month-end net asset value of $11.43 per share. During the same period, the total investment return on the Fund's Common Stock was +6.52%, based on a change in per share net asset value from $11.38 to $11.43 and assuming reinvestment of $0.637 per share income dividends.

For the six-month period ended January 31, 2002, the Fund's Preferred Stock had an average dividend yield as follows: Series A, 1.80%; Series B, 2.33%; and Series C, 1.81%.

The Municipal Market Environment

Throughout most of the six-month period ended January 31, 2002, long-term fixed-income interest rates exhibited considerable volatility. During the period, long-term US Treasury bond yields registered slight declines while long-term municipal bond yields were largely unchanged. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. Consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. Immediately following the tragedy of the World Trade Center and Pentagon attacks, however, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the terrorist attacks, just prior to the reopening of the stock exchanges. This marked the eighth time in 2001 that the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields declined to 4.87%, falling more than 50 basis points in October 2001. Despite additional decreases in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose to approximately 5.45%.

During January 2002, economic indicators were mixed and fixed-income bond yields remained volatile. The January index of leading economic conditions rose for the third consecutive month signaling that US economic activity is likely to expand later this year. However, employment trends, especially in manufacturing, remained weak suggesting that recent increases in consumer confidence and spending were fragile. In late January 2002, fourth quarter 2001 gross domestic product growth was initially estimated at 0.2%, reflecting only modest improvement of negative growth from the third quarter of 2001. At month end, the Federal Reserve Board ceased its aggressive series of interest rate reductions by maintaining its overnight interest rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, it was still possible that earlier economic weakness could return should consumer spending decline. At the end of January 2002, long-term US Treasury bond yields stood at 5.43%, a decline of approximately 10 basis points during the past six months.

The municipal bond market displayed a very similar pattern during the January period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields declined in conjunction with US Treasury bond yields for the remainder of the six-month period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market also was unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during the last three months of the period also put upward pressure on municipal bond yields. By the end of January 2002, long-term tax-exempt revenue bond yields rose to approximately 5.45%. During the last six months, tax-exempt bond yields rose less than five basis points.

Interest rates appear likely to remain near current levels in early 2002 as US economic conditions are expected to remain weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of 2001 can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


                                      2 & 3

                                       MuniEnhanced Fund, Inc., January 31, 2002

Portfolio Strategy

We generally maintained our investment strategy throughout the six-month period ended January 31, 2002. Our strategy focused on a fully invested market position in municipal bonds in conjunction with a relatively neutral market position. The goal of this strategy was to produce as high a level of tax-exempt income as possible while positioning the Fund to benefit from expected moves in future interest rates. To this end, we generally favored purchasing premium coupon issues in the 15-year-20-year range. This neutral strategy reflects both the domestic economy's weak performance, as well as the Federal Reserve Board and Federal Government's actions of economic stimulation. Additionally, the strategy is reflective of the absolute levels of municipal yields, which are near multi-year lows. The significant drop in short-term interest rates by the Federal Reserve Board to levels not seen in decades provides a favorable backdrop for the Fund's borrowing costs. The decline in borrowing costs should generate increased income for the Fund's Common Stock shareholders from the leveraging of Preferred Stock. However, should short-term tax-exempt interest rates rise, the benefits of leveraging will diminish and the yield paid to the Common Stock shareholder will decline. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) The Fund's credit quality remained essentially unchanged at very strong levels. At the end of the six-month period, more than 80% of the Fund's assets was invested in bonds insured by AAA-rated municipal bond insurers. During the six-month period ended January 31, 2002, the number and size of municipal issuance rose significantly over the prior year. This additional supply helped us obtain favorable coupons and maturity structures.

Looking ahead, we intend to remain fully invested in an effort to enhance shareholder tax-exempt income. We will search for opportunities in both new-issue and secondary markets to improve the portfolio structure in an effort to strengthen the Fund's performance. We intend to retain our current market posture given our outlook for modest economic growth in the coming quarters, but will move defensively should economic activity prove more resilient.

In Conclusion

We appreciate your ongoing interest in the MuniEnhanced Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and Portfolio Manager

March 7, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                             S&P     Moody's     Face
STATE                      Ratings   Ratings    Amount   Issue                                                               Value
====================================================================================================================================
Alabama--0.6%                AAA       Aaa     $ 2,500   Huntsville, Alabama, Health Care Authority, Health Care
                                                         Facilities Revenue Bonds, Series B, 6.625% due 6/01/2004 (f)(g)    $  2,785
====================================================================================================================================
Alaska--1.8%                 AAA       Aaa       3,285   Alaska Energy Authority, Power Revenue Refunding Bonds
                                                         (Bradley Lake), Fourth Series, 6% due 7/01/2016 (d)                   3,702
                             AA+       NR*       5,000   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                                         (Sohio Pipeline--British Petroleum Oil), 7.125% due 12/01/2025        5,211
====================================================================================================================================
Arizona--1.0%                AAA       Aaa       4,450   Scottsdale, Arizona, IDA, Hospital Revenue Refunding Bonds
                                                         (Scottsdale Memorial Hospitals), Series A, 6% due 9/01/2012 (a)       4,855
====================================================================================================================================
California--5.4%             AAA       Aaa       5,000   Anaheim, California, Public Financing Authority, Lease Revenue
                                                         Bonds (Public Improvements Project), Senior-Series A, 6% due
                                                         9/01/2024 (d)                                                         5,776
                             A1+       NR*         700   California Pollution Control Financing Authority, PCR,
                                                         Refunding (Pacific Gas and Electric), VRDN, Series C, 1.50%
                                                         due 11/01/2026 (i)                                                      700
                             AAA       NR*       4,210   California Rural Home Mortgage Finance Authority, S/F Mortgage
                                                         Revenue Bonds, AMT, Series D, 7.10% due 6/01/2031 (c)                 4,725
                             AAA       NR*       6,330   California State, GO, Refunding, DRIVERS, Series 179, 9.62%
                                                         due 3/01/2013 (b)(h)                                                  7,512
                             AAA       NR*       2,500   Los Angeles, California, Water and Power Revenue Refunding
                                                         Bonds, DRIVERS, Series 185, 9.12% due 7/01/2013 (f)(h)                2,884
                             AAA       Aaa       4,210   San Francisco, California, City and County Airport Commission,
                                                         International Airport Revenue Bonds, AMT, Second Series, Issue 6,
                                                         6.60% due 5/01/2024 (a)                                               4,606
====================================================================================================================================
Colorado--14.0%                                          Boulder County, Colorado, Hospital Development Revenue Bonds
                                                         (Longmont United Hospital Project):
                             AA        NR*       2,705     5.60% due 12/01/2015                                                2,762
                             AA        NR*       2,135     5.75% due 12/01/2020                                                2,187
                             AAA       NR*       2,130   Boulder County, Colorado, Sales and Use Tax, Open Space
                                                         Revenue Bonds, Series A, 6% due 12/15/2019 (b)                        2,318
                             AAA       Aaa         500   Broomfield, Colorado, COP, Refunding, 5.75% due 12/01/2024 (a)          525
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


                                      4 & 5

                                       MuniEnhanced Fund, Inc., January 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                            S&P      Moody's    Face
STATE                     Ratings    Ratings   Amount    Issue                                                               Value
====================================================================================================================================
Colorado                                                 Colorado HFA, Revenue Bonds (S/F Program), AMT:
(concluded)                 NR*        Aa2    $ 1,460      Senior Series A-1, 7.40% due 11/01/2027                          $  1,541
                            NR*        Aa2     12,645      Senior Series B-2, 6.80% due 4/01/2030                             14,005
                                                         Colorado HFA, Revenue Refunding Bonds (S/F Program):
                            NR*        Aa2      6,320      AMT, Senior Series A-2, 7.50% due 4/01/2031                         7,234
                            AA         Aa2      3,500      AMT, Series D-2, 6.90% due 4/01/2029                                3,910
                            NR*        Aa2      3,895      Senior Series A-3, 6.05% due 10/01/2016                             4,148
                            AAA        Aaa      4,280    Colorado Water Resource Power Development Authority,
                                                         Clean Water Revenue Bonds, Series A, 6.25% due 9/01/2016              4,815
                            AAA        Aaa     11,000    Denver, Colorado, City and County Airport Revenue Bonds,
                                                         AMT, Series D, 7.75% due 11/15/2013 (f)                              13,620
                            AAA        Aaa      2,000    Denver, Colorado, City and County Airport Revenue Refunding
                                                         Bonds, AMT, Series A, 6% due 11/15/2018 (a)                           2,133
                            AAA        Aaa      5,450    El Paso County, Colorado, School District Number 49, Falcon, GO,
                                                         Series A, 6% due 12/01/2018 (d)                                       6,110
====================================================================================================================================
Connecticut--0.8%           AAA        Aaa      3,500    Connecticut State Special Tax Obligation Revenue Bonds,
                                                         6.25% due 10/01/2004 (b)(g)                                           3,882
====================================================================================================================================
Delaware--0.5%              AAA        Aaa      2,000    Delaware Transportation Authority, Transportation System
                                                         Revenue Bonds, 7% due 7/01/2004 (b)(g)                                2,250
====================================================================================================================================
District of Columbia--      AAA        Aaa      5,150    District of Columbia, GO, Refunding, DRIVERS, Series 152,
1.2%                                                     9.397% due 6/01/2013 (d)(h)                                           5,880
====================================================================================================================================
Florida--0.5%               A1+        VMIG1@   2,500    Jacksonville, Florida, Electric Authority Revenue Bonds
                                                         (Electric System), VRDN, Sub-Series F, 1.45% due 10/01/2030 (i)       2,500
====================================================================================================================================
Georgia--8.0%                                            Georgia Municipal Electric Authority, Power Revenue
                                                         Refunding Bonds:
                            AAA        Aaa      7,725      Series EE, 7% due 1/01/2025 (a)                                     9,732
                            AAA        Aaa      1,660      Series V, 6.60% due 1/01/2018 (f)                                   1,980
                            AAA        Aaa        340      Series V, 6.60% due 1/01/2018 (f)(k)                                  406
                            AAA        Aaa        940      Series W, 6.60% due 1/01/2018 (f)                                   1,117
                            AAA        Aaa         60      Series W, 6.60% due 1/01/2018 (f)(k)                                   72
                            AAA        NR*        700      Series Z, 5.50% due 1/01/2020 (f)                                     749
                                                         Georgia State Municipal Electric Authority, Power Revenue
                                                         Refunding Bonds (f):
                            AAA        Aaa      4,000      Series A, 6.50% due 1/01/2012                                       4,665
                            AAA        Aaa      6,000      Series B, 8.25% due 1/01/2011                                       7,660
                            AAA        Aaa      3,500    Metropolitan Atlanta, Georgia, Rapid Transit Authority,
                                                         Sales Tax Revenue Bonds, Second Indenture, Series A,
                                                         6.90% due 7/01/2004 (f)(g)                                            3,931
                                                         Monroe County, Georgia, Development Authority, PCR,
                                                         Refunding (Oglethorpe Power Corporation), Series A (f):
                            AAA        Aaa      2,500      6.70% due 1/01/2009                                                 2,879
                            AAA        Aaa      2,000      6.75% due 1/01/2010                                                 2,329
                            AAA        Aaa      3,000    Municipal Electric Authority of Georgia, Revenue
                                                         Refunding Bonds (Project 1), Sub-Series A, 6.50% due
                                                         1/01/2004 (a)(g)                                                      3,287
====================================================================================================================================
Hawaii--0.2%                AAA        Aaa      1,105    Hawaii State Department of Budget and Finance, Special Purpose
                                                         Mortgage Revenue Bonds (Hawaiian Electric Company, Inc. Project),
                                                         AMT, Series C, 7.375% due 12/01/2020 (f)                              1,128
====================================================================================================================================
Illinois--6.7%              AAA        Aaa      1,500    Chicago, Illinois, Airport Revenue Refunding Bonds (O'Hare
                                                         International Airport), Second Lien, AMT, 5.50% due 1/01/2015 (a)     1,552
                            NR*        Aaa      5,125    Chicago, Illinois, Board of Education, GO, RIB, Series 467,
                                                         9.84% due 12/01/2027 (a)(h)                                           5,537
                            AAA        Aaa      3,750    Chicago, Illinois, Gas Supply Revenue Refunding Bonds
                                                         (People's Gas Light & Coke), Series A, 6.10% due 6/01/2025 (a)        4,021
                            AAA        Aaa      2,240    Cook County, Illinois, Community College District No. 508,
                                                         Chicago, COP, Refunding, 8.75% due 1/01/2007 (b)                      2,727
                            AAA        Aaa      3,000    Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                         (Servantcor Project), Series A, 6.375% due 8/15/2006 (d)(g)           3,383
                                                         Ogle Lee and De Kalb Counties, Illinois, Township High School
                                                         District Number 212, GO (f):
                            NR*        Aaa      1,000      6% due 12/01/2016                                                   1,101
                            NR*        Aaa      1,340      6% due 12/01/2019                                                   1,456
                            AAA        Aaa     10,115    Regional Transportation Authority, Illinois, Revenue Bonds,
                                                         Series A, 7.20% due 11/01/2020 (a)                                   12,704
====================================================================================================================================
Indiana--1.4%               AAA        Aaa      2,500    Brownsburg, Indiana, School Building Corporation, First
                                                         Mortgage Revenue Bonds (Brownsburg Community School), 5.55%
                                                         due 2/01/2024 (f)                                                     2,570
                            AAA        Aaa      4,080    Hammond, Indiana, Multi-School Building Corporation, First
                                                         Mortgage Revenue Refunding Bonds, 6.125% due 7/15/2019 (f)            4,364
====================================================================================================================================
Kansas--7.0%                NR*        Aaa     14,740    Kansas City, Kansas, Utility System, Revenue Refunding Bonds,
                                                         RITR, Series 1, 10.97% due 9/01/2023 (b)(h)                          17,830
                            NR*        Aaa      1,715    Kansas State Development Finance Authority Revenue Bonds
                                                         (Public Water Supply Revolving Loan), Series 2, 5.75% due
                                                         4/01/2015 (a)                                                         1,855
                                                         Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT (e):
                            NR*        Aaa      2,595      (Mortgage-Backed Securities Program), Series A-2, 7.60%
                                                           due 12/01/2031 (f)                                                  2,961
                            NR*        Aaa      2,975      Series A-1, 6.875% due 12/01/2026                                   3,338
                            AAA        Aaa      4,960      Series A-1, 6.875% due 12/01/2026 (f)                               5,565
                            AAA        Aaa      2,500    Wamego, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                         Company Project), 7% due 6/01/2031 (f)                                2,559
====================================================================================================================================
Louisiana--1.5%             AAA        Aaa      6,000    Louisiana Local Government, Environmental Facilities, Community
                                                         Development Authority Revenue Bonds (Capital Projects and Equipment
                                                         Acquisition), Series A, 6.30% due 7/01/2030 (a)                       7,044
====================================================================================================================================
Maine--0.1%                 AA+        Aa2        555    Maine State Housing Authority, Mortgage Purchase Revenue Bonds,
                                                         AMT, Series C-2, 6.875% due 11/15/2023                                  578
====================================================================================================================================
Massachusetts--0.9%         AAA        NR*      3,845    Massachusetts Bay, Massachusetts, Transportation Authority,
                                                         General Transportation System, GO, Series A, 5.75% due
                                                         3/01/2013 (f)                                                         4,189
====================================================================================================================================
Minnesota--1.4%             AAA        NR*      5,840    Minneapolis and St. Paul, Minnesota, Metropolitan Airports
                                                         Commission, Airport Revenue Bonds, DRIVERS, AMT, Series 203,
                                                         9.88% due 1/01/2012 (b)(h)                                            6,616
====================================================================================================================================
Mississippi--0.5%           AAA        Aaa      2,400    Walnut Grove, Mississippi, Correctional Authority, COP, 6%
                                                         due 11/01/2019 (a)                                                    2,608
====================================================================================================================================
Missouri--1.1%              AAA        Aaa      3,000    Kansas City, Missouri, Airport Revenue Bonds, General
                                                         Improvement, Series B, 6.875% due 9/01/2004 (d)(g)                    3,358
                            AAA        NR*      1,940    Missouri State Housing Development Commission, S/F
                                                         Mortgage Revenue Bonds (Homeowner Loan), AMT, Series C-1,
                                                         7.15% due 3/01/2032 (c)                                               2,179
====================================================================================================================================


                                      6 & 7

                                       MuniEnhanced Fund, Inc., January 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                            S&P      Moody's    Face
STATE                     Ratings    Ratings   Amount    Issue                                                               Value
====================================================================================================================================
Montana--0.5%               AAA        Aaa    $ 2,185    Forsyth, Montana, PCR, Refunding (Puget Sound Power and
                                                         Light Company), AMT, 7.25% due 8/01/2021 (a)                       $  2,237
====================================================================================================================================
Nevada--2.9%                AAA        Aaa     10,450    Washoe County, Nevada, Gas and Water Facilities Revenue
                                                         Refunding Bonds (Sierra Pacific Power Company), 6.30% due
                                                         12/01/2014 (a)                                                       10,839
                            AAA        Aaa      3,000    Washoe County, Nevada, Water Facility Revenue Bonds
                                                         (Sierra Pacific Power Company), AMT, 6.65% due 6/01/2017 (f)          3,161
====================================================================================================================================
New Jersey--2.6%            AAA        Aaa      1,000    New Jersey EDA Revenue Bonds (Transportation Project--
                                                         Sublease), Series A, 5.75% due 5/01/2013 (d)                          1,095
                            AAA        Aaa      3,620    New Jersey State Housing and Mortgage Finance Agency,
                                                         Home Buyer Revenue Bonds, AMT, Series K, 6.375% due 10/01/2026 (f)    3,755
                            AAA        NR*      5,000    New Jersey State Transportation Trust Fund Authority
                                                         Revenue Bonds, DRIVERS, Series 227, 9.54% due 6/15/2012 (d)(h)        5,951
                            AAA        Aaa      1,440    New Jersey State Transportation Trust Fund Authority,
                                                         Transportation System Revenue Refunding Bonds, Series B,
                                                         6% due 12/15/2019                                                     1,600
====================================================================================================================================
New Mexico--0.5%            AAA        Aaa      2,300    Santa Fe, New Mexico, Revenue Bonds, 6.30% due 6/01/2004 (a)(g)       2,502
====================================================================================================================================
New York--7.7%                                           New York City, New York, City Transitional Finance Authority
                                                         Revenue Bonds, Series A:
                            AAA        Aaa      6,000      6% due 8/15/2015 (b)                                                6,657
                            AAA        NR*      2,000      5.75% due 8/15/2024 (f)                                             2,112
                                                         New York City, New York, GO:
                            AAA        NR*      1,500      DRIVERS, Series 194, 10.05% due 2/01/2015 (d)(h)                    1,696
                            AAA        Aaa      1,000      Series E, 5.875% due 8/01/2013                                      1,075
                            AAA        Aaa      3,290      Series E, 5.75% due 5/15/2018                                       3,526
                            AAA        Aaa      1,000      Series G, 6% due 10/15/2016                                         1,086
                            AAA        NR*      4,000      Series I, 6.25% due 4/15/2027                                       4,324
                                                         New York City, New York, GO, Refunding:
                            AAA        Aaa      4,000      Series A, 6.375% due 5/15/2013 (b)                                  4,604
                            AAA        Aaa      3,995      Series A, 6.375% due 5/15/2014 (b)                                  4,581
                            AAA        Aaa      5,000      Series A, 6.375% due 5/15/2015 (b)                                  5,714
                            AAA        NR*      2,000      Series L, 5.75% due 8/01/2013                                       2,143
====================================================================================================================================
North Carolina--            AAA        Aaa     13,940    North Carolina, Eastern Municipal Power Agency, Power System
3.2%                                                     Revenue Refunding Bonds, Series B, 6.125% due 1/01/2009 (f)(j)       15,562
====================================================================================================================================
Ohio--0.6%                  AAA        Aaa      2,500    North Canton, Ohio, City School District GO, 6.70% due
                                                         12/01/2004 (a)(g)                                                     2,834
====================================================================================================================================
Pennsylvania--1.4%          AAA        Aaa      6,500    Philadelphia, Pennsylvania, Authority for Industrial Development,
                                                         Lease Revenue Bonds, Series B, 5.50% due 10/01/2020 (d)               6,738
====================================================================================================================================
Rhode Island--1.8%          AAA        Aaa      4,345    Providence, Rhode Island, Public Building Authority,
                                                         General Revenue Bonds, Series A, 6.25% due 12/15/2020 (d)             4,821
                            AAA        Aaa      3,355    Rhode Island State Economic Development Corporation,
                                                         Airport Revenue Bonds, Series B, 6.50% due 7/01/2015 (b)              3,836
====================================================================================================================================
South Carolina--            NR*        Aaa      1,430    South Carolina Housing Finance and Development Authority,
0.3%                                                     Mortgage Revenue Refunding Bonds, AMT, Series A-2, 5.875% due
                                                         7/01/2009 (d)                                                         1,545
====================================================================================================================================
South Dakota--1.7%          AAA        NR*      7,000    South Dakota State Health and Educational Facilities Authority,
                                                         Revenue Refunding Bonds, Series A, 7.625% due 7/01/2014 (f)           8,311
====================================================================================================================================
Tennessee--5.3%             AAA        Aaa     13,500    Metropolitan Government of Nashville and Davidson County,
                                                         Tennessee, Water and Sewer Revenue Refunding Bonds
                                                         (Cab Converter), 7.70% due 1/01/2012 (b)                             16,882
                            AAA        Aaa      5,450    Mount Juliet, Tennessee, Public Building Authority Revenue Bonds
                                                         (Madison Suburban Utility District Loan), Series B, 7.80% due
                                                         2/01/2004 (f)(g)                                                      6,540
                            AAA        Aaa      2,280    Tennessee HDA Revenue Refunding Bonds (Homeownership Program),
                                                         AMT, Series 1, 5.95% due 7/01/2012 (f)                                2,458
====================================================================================================================================
Texas--6.1%                                              Bell County, Texas, Health Facilities Development Corporation,
                                                         Revenue Refunding Bonds (Scott & White Memorial Hospital),
                                                         Series A (f):
                            AAA        Aaa      1,460      6.25% due 8/15/2010                                                 1,640
                            AAA        Aaa      1,555      6.25% due 8/15/2011                                                 1,738
                            AAA        Aaa      1,650      6.25% due 8/15/2012                                                 1,839
                            AAA        Aaa      1,615    Bexar, Texas, Metropolitan Water District, Waterworks System
                                                         Revenue Refunding Bonds, 6.35% due 5/01/2025 (f)                      1,773
                            AAA        Aaa      1,000    Gregory Portland, Texas, Independent School District, GO,
                                                         5.75% due 8/15/2015 (f)                                               1,077
                            A1+        NR*      9,600    Harris County, Texas, Health Facilities Development Corporation,
                                                         Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                                         1.45% due 12/01/2025 (i)                                              9,600
                            NR*        Aaa      2,000    Lower Colorado River Authority, Texas, Revenue Refunding Bonds,
                                                         DRIVERS, Series 166, 10.406% due 5/15/2009 (d)(h)                     2,463
                            AA+        Aa2      1,000    San Antonio, Texas, General Improvement, GO, 6% due 2/01/2020         1,071
                                                         Travis County, Texas, Health Facilities Development Corporation,
                                                         Revenue Refunding Bonds:
                            AAA        Aaa      5,000      (Ascension Health Credit), Series A, 5.75% due 11/15/2011 (f)       5,355
                            AAA        Aaa      5,200      RITR, Series 4, 11.339% due 11/15/2024 (a)(h)                       5,630
====================================================================================================================================
Utah--1.4%                  A1+        VMIG1@   1,200    Emery County, Utah, PCR, Refunding (Pacificorp Projects), VRDN,
                                                         1.50% due 11/01/2024 (a)(i)                                           1,200
                            AAA        NR*      5,000    Salt Lake County, Utah, Hospital Revenue Bonds, DRIVERS,
                                                         Series 186, 9.41% due 5/15/2014 (a)(h)                                5,538
====================================================================================================================================
Virginia--3.6%              AAA        Aaa     10,000    Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                                         Refunding Bonds, AMT, Series A, 6.10% due 2/01/2010 (a)              11,102
                            AAA        Aaa      6,000    Loudoun County, Virginia, COP, 6.80% due 3/01/2014 (d)                6,581
====================================================================================================================================


                                      8 & 9

                                       MuniEnhanced Fund, Inc., January 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                            S&P      Moody's    Face
STATE                     Ratings    Ratings   Amount    Issue                                                               Value
====================================================================================================================================
Washington--4.4%            AAA        Aaa    $ 2,210    Benton County, Washington, Public Utility District Number 001,
                                                         Electric Revenue Refunding Bonds, Series A, 5.625% due
                                                         11/01/2016 (d)                                                     $  2,349
                                                         Franklin County, Washington, Public Utility District Number 001,
                                                         Electric Revenue Refunding Bonds (f):
                            AAA        Aaa      1,505      5.625% due 9/01/2019                                                1,573
                            AAA        Aaa      1,585      5.625% due 9/01/2020                                                1,651
                            NR*        Aaa      5,000    Snohomish County, Washington, Arlington School District
                                                         Number 016, GO, 6.50% due 12/01/2015 (b)                              5,738
                            AAA        Aaa      2,000    Snohomish County, Washington, Public Utility District Number 001,
                                                         Electric Revenue Refunding Bonds, 5.375% due 12/01/2024 (d)           2,017
                            AAA        Aaa      7,000    Washington State, GO, Series A and AT-6, 6.25% due 2/01/2011 (f)      7,987
====================================================================================================================================
                            Total Investments (Cost--$452,977)--98.6%                                                        478,713

                            Variation Margin on Financial Futures Contracts**--0.0%                                              207

                            Other Assets Less Liabilities--1.4%                                                                6,694
                                                                                                                            --------
                            Net Assets--100.0%                                                                              $485,614
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FNMA/GNMA Collateralized.
(d)   FSA Insured.
(e)   GNMA Collateralized.
(f)   MBIA Insured.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(i) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(j) All or a portion of security held as collateral in connection with open financial futures contracts.
(k)   Escrowed to maturity.
  *   Not Rated.
 **   Financial futures contracts sold as of January 31, 2002 were as follows:

--------------------------------------------------------------------------------
Number of                                       Expiration
Contracts              Issue                       Date                 Value
--------------------------------------------------------------------------------
  490             US Treasury Bonds             March 2002          $51,878,750
--------------------------------------------------------------------------------
  Total Financial Futures Contracts Sold
  (Total Contract Price--$51,860,390)                               $51,878,750
                                                                    ===========
--------------------------------------------------------------------------------

  @   Highest short-term rating by Moody's Investors Service, Inc.

      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile
(unaudited)

The quality ratings of securities in the Fund as of January 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
AAA/Aaa...........................................................      86.9%
AA/Aa ............................................................       8.8
Other+............................................................       2.9
--------------------------------------------------------------------------------
+  Temporary investments in short-term municipal securities.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                            As of January 31, 2002
====================================================================================================================================
Assets:                     Investments, at value (identified cost--$452,976,993)....................                   $478,712,907
                            Cash.....................................................................                         34,936
                            Receivables:
                              Interest...............................................................  $  6,927,156
                              Variation margin.......................................................       206,719
                              Securities sold........................................................        41,192        7,175,067
                                                                                                       ------------
                            Prepaid expenses and other assets........................................                        236,526
                                                                                                                        ------------
                            Total assets.............................................................                    486,159,436
                                                                                                                        ------------
====================================================================================================================================
Liabilities:                Payables:
                              Dividends to shareholders..............................................       242,066
                              Investment adviser.....................................................       212,245          454,311
                                                                                                       ------------
                            Accrued expenses ........................................................                         91,484
                                                                                                                        ------------
                            Total liabilities........................................................                        545,795
                                                                                                                        ------------
====================================================================================================================================
Net Assets:                 Net assets...............................................................                   $485,613,641
                                                                                                                        ============
====================================================================================================================================
Capital:                    Capital Stock (200,000,000 shares authorized):
                              Preferred Stock, par value $.025 per share (6,000 shares of AMPS*
                              issued and outstanding at $25,000 per share liquidation preference)....                   $150,000,000
                                                                                                                        ------------
                              Common Stock, par value $.10 per share (29,369,874 shares issued and
                              outstanding)...........................................................                      2,936,987
                              Paid-in capital in excess of par.......................................                    323,386,132
                            Undistributed investment income--net.....................................  $  2,693,575
                            Accumulated realized capital losses on investments--net .................   (19,120,607)
                            Unrealized appreciation on investments--net..............................    25,717,554
                                                                                                       ------------
                            Total accumulated earnings--net..........................................                      9,290,522
                                                                                                                        ------------
                            Total--Equivalent to $11.43 net asset value per share of Common Stock
                            (market price--$11.05)...................................................                    335,613,641
                                                                                                                        ------------
                            Total capital............................................................                   $485,613,641
                                                                                                                        ============
====================================================================================================================================

*  Auction Market Preferred Stock.

   See Notes to Financial Statements.


                                     10 & 11

                                       MuniEnhanced Fund, Inc., January 31, 2002

STATEMENT OF OPERATIONS

                            For the Year Ended January 31, 2002
===================================================================================================================================
Investment Income:          Interest ................................................................                  $ 26,856,015
===================================================================================================================================
Expenses:                   Investment advisory fees ................................................  $  2,427,345
                            Commission fees..........................................................       379,580
                            Accounting services .....................................................       172,972
                            Professional fees........................................................       107,718
                            Transfer agent fees......................................................        87,923
                            Printing and shareholder reports.........................................        51,031
                            Listing fees.............................................................        31,500
                            Directors' fees and expenses.............................................        31,143
                            Custodian fees...........................................................        29,610
                            Pricing fees.............................................................        17,360
                            Other....................................................................        26,238
                                                                                                       ------------
                            Total expenses...........................................................                     3,362,420
                                                                                                                       ------------
                            Investment income--net...................................................                    23,493,595
                                                                                                                       ------------
===================================================================================================================================
Realized &                  Realized gain on investments--net........................................                     1,503,939
Unrealized Gain (Loss)      Change in unrealized appreciation on investments--net....................                    (1,010,850)
On Investments--Net:                                                                                                   ------------
                            Net Increase in Net Assets Resulting from Operations.....................                  $ 23,986,684
                                                                                                                       ============
===================================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          For the Year Ended
                                                                                                              January 31,
                                                                                                    -------------------------------
                            Increase (Decrease) in Net Assets:                                          2002               2001
===================================================================================================================================
Operations:                 Investment income--net...............................................   $ 23,493,595       $ 23,504,470
                            Realized gain (loss) on investments--net.............................      1,503,939         (5,526,622)
                            Change in unrealized appreciation/depreciation on investments--net...     (1,010,850)        44,560,627
                                                                                                    ------------       ------------
                            Net increase in net assets resulting from operations.................     23,986,684         62,538,475
                                                                                                    ------------       ------------
===================================================================================================================================
Dividends to                Investment income--net:
Shareholders:                 Common Stock.......................................................    (18,714,484)       (18,714,484)
                              Preferred Stock....................................................     (3,958,920)        (6,167,740)
                                                                                                    ------------       ------------
                            Net decrease in net assets resulting from dividends to shareholders..    (22,673,404)       (24,882,224)
                                                                                                    ------------       ------------
===================================================================================================================================
Net Assets:                 Total increase in net assets.........................................      1,313,280         37,656,251
                            Beginning of year....................................................    484,300,361        446,644,110
                                                                                                    ------------       ------------
                            End of year*.........................................................   $485,613,641       $484,300,361
                                                                                                    ============       ============
===================================================================================================================================
                          * Undistributed investment income--net.................................   $  2,693,575       $  2,182,862
                                                                                                    ============       ============
====================================================================================================================================

See Notes to Financial Statements.


                                     12 & 13

                                       MuniEnhanced Fund, Inc., January 31, 2002

FINANCIAL HIGHLIGHTS

                            The following per share data and ratios have been
                            derived from information provided in the financial
                            statements.                                                     For the Year Ended January 31,
                                                                                  -------------------------------------------------
                            Increase (Decrease) in Net Asset Value:                 2002       2001      2000      1999      1998
===================================================================================================================================
Per Share                   Net asset value, beginning of year..................  $  11.38   $  10.10  $  12.06  $  12.38  $  11.75
Operating                                                                         --------   --------  --------  --------  --------
Performance:                Investment income--net+.............................       .80        .80       .80       .85       .88
                            Realized and unrealized gain (loss) on
                            investments--net....................................       .02       1.33     (1.95)      .18       .64
                                                                                  --------   --------  --------  --------  --------
                            Total from investment operations....................       .82       2.13     (1.15)     1.03      1.52
                                                                                  --------   --------  --------  --------  --------
                            Less dividends and distributions to Common Stock
                            shareholders:
                              Investment income--net............................      (.64)      (.64)     (.64)     (.67)     (.71)
                              Realized gain on investments--net.................        --         --        --      (.35)       --
                              In excess of realized gain on investments--net....        --         --        --      (.15)       --
                                                                                  --------   --------  --------  --------  --------
                            Total dividends and distributions to Common Stock
                            shareholders........................................      (.64)      (.64)     (.64)    (1.17)     (.71)
                                                                                  --------   --------  --------  --------  --------
                            Effect of Preferred Stock:
                              Investment income--net............................      (.13)      (.21)     (.17)     (.18)     (.18)
                                                                                  --------   --------  --------  --------  --------
                            Net asset value, end of year........................  $  11.43   $  11.38  $  10.10  $  12.06  $  12.38
                                                                                  ========   ========  ========  ========  ========
                            Market price per share, end of year.................  $  11.05   $  10.79  $ 9.1875  $  12.00  $12.4375
                                                                                  ========   ========  ========  ========  ========
===================================================================================================================================
Total Investment            Based on market price per share.....................     8.61%     25.36%   (18.52%)    6.36%    20.26%
Return:*                                                                          ========   ========  ========  ========  ========
                            Based on net asset value per share..................     6.52%     20.27%   (10.87%)    7.38%    12.06%
                                                                                  ========   ========  ========  ========  ========
===================================================================================================================================
Ratios Based on             Total expenses**....................................     1.00%      1.01%     1.00%      .94%      .96%
Average Net Assets                                                                ========   ========  ========  ========  ========
Of Common Stock:            Total investment income--net**......................     7.00%      7.44%     7.16%     6.93%     7.39%
                                                                                  ========   ========  ========  ========  ========
                            Amount of dividends to Preferred Stock
                            shareholders........................................     1.18%      1.95%     1.52%     1.45%     1.55%
                                                                                  ========   ========  ========  ========  ========
                            Investment income--net, to Common Stock
                            shareholders........................................     5.82%      5.49%     5.64%     5.48%     5.84%
                                                                                  ========   ========  ========  ========  ========
===================================================================================================================================
Ratios Based on             Total expenses......................................      .69%       .69%      .69%      .66%      .67%
Total Average                                                                     ========   ========  ========  ========  ========
Net Assets:**++             Total investment income--net .......................     4.84%      5.04%     4.91%     4.88%     5.16%
                                                                                  ========   ========  ========  ========  ========
===================================================================================================================================
Ratios Based on             Dividends to Preferred Stock shareholders...........     2.64%      4.10%     3.32%     3.43%     3.57%
Average Net Assets                                                                ========   ========  ========  ========  ========
Of Preferred Stock:
===================================================================================================================================
Supplemental                Net assets, net of Preferred Stock, end of year
Data:                       (in thousands)......................................  $335,614   $334,300  $296,644  $353,603  $359,528
                                                                                  ========   ========  ========  ========  ========
                            Preferred Stock outstanding, end of year
                            (in thousands)......................................  $150,000   $150,000  $150,000  $150,000  $150,000
                                                                                  ========   ========  ========  ========  ========
                            Portfolio turnover..................................    43.12%     70.39%   124.61%   144.46%   128.79%
                                                                                  ========   ========  ========  ========  ========
===================================================================================================================================
Leverage:                   Asset coverage per $1,000...........................  $  3,237   $  3,229  $  2,978  $  3,357  $  3,397
                                                                                  ========   ========  ========  ========  ========
===================================================================================================================================
Dividends Per Share         Series A--Investment income--net....................  $    671   $  1,017  $    825  $    862  $    891
On Preferred Stock                                                                ========   ========  ========  ========  ========
Outstanding:                Series B--Investment income--net....................  $    680   $  1,036  $    835  $    868  $    900
                                                                                  ========   ========  ========  ========  ========
                            Series C--Investment income--net....................  $    628   $  1,031  $    829  $    845  $    889
                                                                                  ========   ========  ========  ========  ========
===================================================================================================================================

 * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Includes Common and Preferred Stock average net assets.
 +    Based on average shares outstanding.
++    Do not reflect the effect of dividends to Preferred Stock shareholders.

      See Notes to Financial Statements.


                                     14 & 15

                                       MuniEnhanced Fund, Inc., January 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market reflecting the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $351,664 reduction in cost of securities (which in return resulted in a corresponding $351,664 increase in net unrealized appreciation and a corresponding $351,664 decrease in undistributed net investment income), based on securities held by the Fund as of January 31, 2001.

The effect of this change for the year ended January 31, 2002 was to decrease net investment income by $13,048, decrease net realized capital gains by $44,309 and increase net unrealized appreciation by $409,021. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $42,186 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including assets acquired from the issuance of Preferred Stock.

For the year ended January 31, 2002, the Fund reimbursed FAM $22,111 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2002 were $204,979,167 and $216,282,822, respectively.

Net realized gains (losses) for the year ended January 31, 2002 and net unrealized gains (losses) as of January 31, 2002 were as follows:

------------------------------------------------------------------------------
                                               Realized            Unrealized
                                            Gains (Losses)       Gains (Losses)
------------------------------------------------------------------------------
  Long-term investments..................    $ 2,554,452           $25,735,914
  Financial futures contracts............     (1,050,513)              (18,360)
                                             -----------           -----------
  Total..................................    $ 1,503,939           $25,717,554
                                             ===========           ===========
------------------------------------------------------------------------------

As of January 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $25,326,893, of which $26,074,885 related to appreciated securities and $747,992 related to depreciated securities. The aggregate cost of investments at January 31, 2002 for Federal income tax purposes was $453,386,014.


                                     16 & 17

                                       MuniEnhanced Fund, Inc., January 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without the approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended January 31, 2002 and January 31, 2001 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.025 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at January 31, 2002 were as follows: Series A, 1.33%; Series B, 2.00%; and Series C, 1.40%.

Shares issued and outstanding during the years ended January 31, 2002 and January 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .50%, calculated on the proceeds of each auction. For the year ended January 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $330,035 as commissions.

5. Distributions to Shareholders:

On February 7, 2002, an ordinary income dividend of $.058000 was declared. The dividend was paid on February 27, 2002, to shareholders of record on February 15, 2002.

The tax character of distributions paid during the fiscal years ended January 31, 2002 and January 31, 2001 was as follows:

-------------------------------------------------------------------------------
                                                  1/31/2002          1/31/2001
-------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income...........................   $22,673,404        $24,882,224
                                                 -----------        -----------
Total distributions...........................   $22,673,404        $24,882,224
                                                 ===========        ===========
-------------------------------------------------------------------------------

As of January 31, 2002, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net........................     $  3,102,596
Undistributed ordinary income--net..........................               --
Undistributed long-term capital gains--net..................               --
                                                                 ------------
Total undistributed earnings--net...........................        3,102,596

Capital loss carryforward...................................      (15,109,829)*
Unrealized gains--net.......................................       21,297,755**
                                                                 ------------
Total accumulated earnings--net.............................     $  9,290,522
                                                                 ============
-----------------------------------------------------------------------------

 * On January 31, 2002, the Fund had a net capital loss carryforward of approximately $15,109,829, of which $6,604,230 expires in 2008 and $8,505,599 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the difference between book and tax amortization methods for premiums and discounts on fixed-income securities and the deferral of post-October capital losses for tax purposes.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniEnhanced Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniEnhanced Fund, Inc., as of January 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 2002 by correspondence with the custodian and broker; where a reply was not received from the broker, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniEnhanced Fund, Inc. as of January 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
March 11, 2002


                                     18 & 19

                                       MuniEnhanced Fund, Inc., January 31, 2002

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniEnhanced Fund, Inc. during its taxable year ended January 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                     20 & 21

                                       MuniEnhanced Fund, Inc., January 31, 2002

OFFICERS AND DIRECTORS

                                                                                                             Number of      Other
                                                                                                           Portfolios in  Director-
                                                Position(s)  Length                                         Fund Complex    ships
                                                   Held      of Time        Principal Occupation(s)         Overseen by    Held by
Name                    Address & Age            with Fund   Served           During Past 5 Years             Director     Director
------------------------------------------------------------------------------------------------------------------------------------
             Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*     800 Scudders Mill Road       President   1999      Chairman, Americas Region                196          None
                    Plainsboro, NJ 08536         and         to        since 2001, and Executive Vice
                    Age: 61                      Director    present   President since 1983 of Fund Asset
                                                                       Management ("FAM") and Merrill
                                                                       Lynch Investment Managers, L.P.
                                                                       ("MLIM"); President of Merrill
                                                                       Lynch Mutual Funds since 1999;
                                                                       President of FAM Distributors,
                                                                       Inc. ("FAMD") since 1986 and
                                                                       Director thereof since 1991;
                                                                       Executive Vice President and
                                                                       Director of Princeton Services,
                                                                       Inc. ("Princeton Services")
                                                                       since 1993; President of
                                                                       Princeton Administrators, L.P.
                                                                       since 1988; Director of Financial
                                                                       Data Services, Inc., since 1985.
====================================================================================================================================

* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM act as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. The Director's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

                                                                                                             Number of      Other
                                                                                                           Portfolios in  Director-
                                                Position(s)  Length                                         Fund Complex   ships
                                                   Held      of Time       Principal Occupation(s)          Overseen by   Held by
Name                    Address & Age            with Fund   Served          During Past 5 Years              Director    Director
------------------------------------------------------------------------------------------------------------------------------------
             Independent Directors
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha   36 Popponesset Road          Director    1995      Director and Executive Vice               41         None
                    Cotuit, MA 02635                         to        President, The China Business
                    Age: 57                                  present   Group, Inc. since 1996.
====================================================================================================================================
Herbert I. London   2 Washington Square Village  Director    1987      John M. Olin Professor of                 41         None
                    New York, NY 10012                       to        Humanities,New York University
                    Age: 62                                  present   since 1993.
====================================================================================================================================
Andre F. Perold     Morgan Hall, Soldiers Field  Director    1985      George Gund Professor of Finance          41         None
                    Boston, MA 02163                         to since  and Banking, 2000; Finance Area
                    Age: 49                                  present   Chair since 1996.
====================================================================================================================================
Roberta Cooper      P.O. Box 2168                Director    1999      Shareholder, Modrall, Sperling,           41         None
Ramo                500 Fourth Street, N.W.                  to        Roehl, Harris & Sisk, P.A. since
                    Albuquerque, NM 87103                    present   1993.
                    Age: 59
====================================================================================================================================

*     The Director's term is unlimited.

                                               Position(s)   Length
                                                  Held       of Time
Name                     Address & Age          with Fund    Served*             Principal Occupation(s) During Past 5 Years
====================================================================================================================================
             Fund Officers
====================================================================================================================================
Donald C. Burke     P.O. Box 9011               Vice        Vice         First Vice President of FAM and MLIM since 1997 and
                    Princeton, NJ 08543-9011    President   President    the Treasurer thereof since 1999; Senior Vice President and
                    Age: 41                     and         since        Treasurer of Princeton Services since 1999; Vice President
                                                Treasurer   1993 and     of FAMD since 1999; Vice President of FAM and MLIM
                                                            Treasurer    from 1990 to 1997; Director of Taxation of MLIM since 1990.
                                                            since
                                                            1990
====================================================================================================================================
Alice A.            P.O. Box 9011               Secretary   1999         Vice President of MLIM since 1999; Attorney associated with
Pellegrino          Princeton, NJ 08543-9011                to present   MLIM since 1997; Associate with Kirkpatrick & Lockhart
                    Age: 41                                              LLP from 1992 to 1997.
====================================================================================================================================
Kenneth A. Jacob    P.O. Box 9011               Senior      2001         First Vice President of the Adviser and MLIM since 1984.
                    Princeton, NJ 08543-9011    Vice        to present
                    Age: 50                     President
====================================================================================================================================
John M. Loffredo    P.O. Box 9011               Senior      2001         First Vice President of MLIM since 1997; Vice President of
                    Princeton, NJ 08543-9011    Vice        to present   MLIM from 1991 to 1997.
                    Age: 38                     President
====================================================================================================================================
Michael Kalinoski   P.O. Box 9011               Vice        2000         Vice President and Portfolio Manager of MLIM since 1999;
                    Princeton, NJ 08543-9011    President   to present   Municipal bond trader with Strong Capital Management from
                    Age: 31                     and                      1993 to 1999.
                                                Portfolio
                                                Manager
====================================================================================================================================

*     Officers of the Fund serve at the pleasure of the Board of Directors.

Transfer Agents

Common Stock:

State Street Bank and
Trust Company
225 Franklin Square
Boston, MA 02110

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MEN

Custodian

State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Joseph L. May, Director and Vincent R. Giordano, Senior Vice President of MuniEnhanced Fund, Inc., have recently retired. The Fund's Board of Directors wishes Mssrs. May and Giordano well in their retirements.


                                    22 & 23

[LOGO] Merrill Lynch  Investment Managers

                                                              [GRAPHICS OMITTED]

MuniEnhanced Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of the bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniEnhanced Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #10874--1/02